SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 21, 2003

(Date of earliest event reported)

FIRST NATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of Principal Executive Offices)	22657 (Zip Code)

Registrant’s telephone number, including area code:

(540) 465-9121

Item 5.

Other Events and Required FD Disclosure.

On April 21, 2003, the Registrant issued a press release announcing a two-for-one stock split with respect to shares of its common stock payable May 30, 2003 to shareholders of record as of April 30, 2003.  A copy of this press release is being furnished as Exhibit 99.1.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press Release issued by the Registrant dated April 21, 2003.

99.2

Press Release issued by the Registrant dated April 23, 2003.

Item 9.

Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On April 23, 2003, the Registrant issued a press release reporting its financial results for the quarter ended March 31, 2003.  A copy of this press release is being furnished as Exhibit 99.2 and is incorporated by reference into Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

        (Registrant)

Date:  April 30, 2003

By:

/s/ Stephen C. Pettit

Stephen C. Pettit

Controller and Chief Financial Officer

Exhibit Index

Exhibit No.

Description

99.1

Press release issued by the Registrant on April 21, 2003.

99.2

Press release issued by the Registrant on April 23, 2003.